EXHIBIT 10.36




                    Amendment No. 1 to Acquisition Agreement

          Amendment No. 1, dated as of August 12, 1996 ("Amendment No.1"), to the Acquisition Agreement, dated as of June 17, 1996, by and among ADS/Multicare, Inc. and Alan D. Solomont, David Solomont, Ahron M. Solomont, Jay
H. Solomont, Meyer Solomont (who has become a party to such Agreement in lieu of David Solomont (of Lowell)), Susan S. Bailis and the Seller Entities signatory thereto (the "Acquisition Agreement").

          The parties to the Acquisition Agreement hereby agree as follows:

          1. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the Acquisition Agreement.

          2. The phrase "within 45 business days of the date hereof" set forth in Section 4.1 is hereby deleted and the phrase "not later than September 30, 1996," is substituted therefore.

          3. Section 15.10 of the Acquisition Agreement is hereby deleted and replaced with the following:

          "Exhibits, Schedules and Due Diligence.  The Exhibits and
           -------------------------------------
     Schedules to this Agreement are incorporated by reference herein and are made a part hereof as if they were fully set forth herein. The parties hereto acknowledge that Buyer is executing this Agreement without any Schedules attached, with only a provisionally completed Exhibit A attached and without Buyer having received all information required to be furnished to it hereunder. ADS agrees to deliver, or cause to be delivered, to the Buyer drafts of such Schedules that have not heretofore been delivered to the Buyer and the balance of the required information on or before August 30, 1996. The parties shall use their respective best efforts (i) to finalize and agree to Exhibit A as promptly as practicable and in any event by August 30, 1996 and
     (ii) to finalize and agree to the Schedules and to review such information on or before September 30, 1996. In all events, the Schedules, such Exhibit and such information must be acceptable to Buyer in its sole discretion. In addition, ADS agrees to use his best efforts to obtain any consents (including necessary corporate votes and partnership approvals in ratification of execution by ADS on behalf of Seller Entities of this Agreement) of the persons set forth on Schedule 6.1.3 and of the Owners other than the Owner Parties (the "Necessary Consents") not later than 30 days following agreement on
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     Exhibit A.  If such Schedules, such Exhibit and such information are not delivered, or if the Schedules, such Exhibit and such information are not
































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     agreed upon, or if the Necessary Consents are not obtained, in each case in the manner and within the time periods described above, unless the Buyer and Sellers' Representative have agreed otherwise, then Buyer, except as set forth in Section 13.2, shall have the right to terminate this Agreement, by notice thereof given not later than September 30, 1996, without liability of any party. So long as ADS has used his best efforts to obtain the Necessary Consents, so to complete the Schedules and such Exhibit and to furnish such information (it being recognized and understood by the parties hereto that some of such information may not be furnished to Buyer without the approval of third Persons) neither ADS, any Seller Entity nor any other Owner Party shall have any liability for the failure to obtain any Necessary Consents, so to complete the Schedules and such Exhibit or so to furnish such information. Notwithstanding such best efforts, if within the respective time periods set forth above, the Necessary Consents have not been obtained, the Schedules and such Exhibit have not been so completed, or such information has not been so furnished, then the parties shall use their best efforts prior to October 31, 1996 to modify this Agreement or to enter into alternative arrangements, to achieve, as nearly as practicable, the purposes and intents of this Agreement, it being understood that in all events Section 10.7 shall be binding on the Seller Entities and the Owner Parties; provided, however that if this Agreement is not so modified or alternative arrangements are not so entered into prior to March 31, 1997, then the Buyer shall have the right to terminate this Agreement, by notice thereof given not later than March 31, 1997, without liability to any party."

          4. Except as specifically set forth in this Amendment No. 1, the Acquisition Agreement shall remain unmodified and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment No. 1 as of the day and year first above written.

                                   ADS/MULTICARE, INC.

                                  By:  /s/ Daniel E. Straus
                                      ----------------------------
                                      Name: Daniel E. Straus
                                      Title:

                                       /s/ Alan D. Solomont,
                                      ----------------------------
                                      Alan D. Solomont, as Sellers'
                                      Representative